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                                                                   EXHIBIT 10.71

                              ASSIGNMENT AGREEMENT

          This Assignment agreement (the "Agreement"), effective February 17, 1992 (the "Effective Date"), is between Applied Action Research Corporation, a California corporation ("Assignor") and Daniel E. Aykroyd ("Aykroyd").

          WHEREAS, by a written Assignment and Assumption Agreement dated May 31, 1988, Assignor acquired Aykroyd's entire worldwide right, title and interest in "The Blues Brothers" and the "Elwood Blues" character; and

          WHEREAS, subsequent to said Assignment and Assumption Agreement, Assignor reassigned certain of said rights to Aykroyd for the purpose of exclusively licensing same to Isaac B. Tigrett; and

          WHEREAS, the parties wish to memorialize that certain prior assignment in writing as if same had been executed then;

          NOW, THEREFORE, for value received, subject to the terms and conditions set forth herein, the parties agree as follows:

     1. Definitions.
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          "Property" shall mean copyright, publicity, trademark, trademark
Registrations (as defined herein"), trade dress, goodwill and other rights connected with the Blues Brothers, including the "Elwood Blues" character.

          "Registrations" shall mean United States and foreign trademark registrations to protect the name and image of the Blues Brothers, including:
MISCELLANEOUS DESIGN, Classes: International 16, U.S. Class 38 (Display Buttons), International 25, U.S. Class 39 (Clothing, Namely Casual Attire and Headgear); BLUES BROTHERS, Classes: International 16, U.S. Class 38 (Books and Postcards), International 25, U.S. Class 39 (Clothing, Namely Casual Attire and Headgear); MISCELLANEOUS DESIGN, Classes: International 42, U.S. Class 100 (Bar and Restaurant Services); B. B. BLUES BAR, Classes: International 25, U.S. Class 39 (Clothing, Namely Casual Attire and Headgear); B. B. BLUES BAR, Classes:
International 29, U.S. Class 46 (Food Products, Namely Salad Dressing); and International 30, U.S. Class 46 (Ice Cream); B. B. BLUES BAR, Classes:
International 42, U.S. Class 100 (Bar and Restaurant Services); BLUES BROTHERS,
Classes: International 42, U.S. Class 100 (Bar and Restaurant Services); BLUES BROTHERS, Classes: International 29, U.S. Class 46 (Food Products, Namely Salad Dressings) and International 30, U.S. Class 46 (Ice Cream): MISCELLANEOUS DESIGN. Classes: International 29, U.S. Class 46 (Food Products, Namely Salad Dressing)and International 30, U.S. Class 46 (Ice Cream); MISCELLANEOUS DESIGN,
Classes: International 16, U.S. Class 38 (Printed Matter, Namely Calendars, Stationery, Greeting Cards, Postcards and Restaurant Menus); BLUES BROTHERS,
Classes: international 16, U.S. Class 38 (Printed Matter, Namely
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Calendars, Stationery, Greeting Cards, and Restaurant Menus) and International
20, U. S. Class 40 (Ornamental Novelty Buttons).

2. Assignment of Rights. Assignor sells, grants, assigns and sets over unto
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Aykroyd, and his successors and assigns, forever, all of Assignor's right, title and interest throughout the world in and to the Property:

     a. To identify, promote, market, advertise, and operate restaurants; and

     b. To advertise, identify, display, promote, market, manufacture and otherwise merchandise tangible personal products, including food products.

3. Miscellaneous.
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     a. Applicable law. This Agreement shall be governed by the laws of the
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        state of California.

     b. Modification or Amendment. No amendment, change or modification of this
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        Agreement shall be valid, unless in writing and signed by all of the parties hereto.

     c. Entire Agreement. This Agreement constitutes the entire understanding
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        and agreement of the parties with respect to its subject matter, and any and all prior agreements, understandings or representations with respect to its subject matter are hereby terminated and canceled in their entirety and are of no further force or effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of February 17, 1992.

     APPLIED ACTION
          RESEARCH CORPORATION DANIEL E. AYKROYD


     By: /s/ Daniel E. Aykroyd       By: /s/ Daniel E. Aykroyd
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            President                      Daniel E. Aykroyd

     Date: July 7/98                 Date: July 7/989
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